Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events
Subsequent Events

14. Subsequent Events

        In October 2017, the board of directors (the "Board") of the Company authorized the Company to offer convertible senior notes due 2022 (the "notes") up to a certain aggregate principal amount in a capital markets transaction, subject to market conditions. The net proceeds from the notes will be used for general corporate purposes, including working capital needs and potential acquisition of complementary businesses.

        The conversion rate and other terms of the notes have not been finalized and will be determined at the time of the offering.